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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                             ____________________


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 26, 2001


                             ____________________


                                 divine, inc.

            (Exact name of registrant as specified in its charter)



           Delaware                    0-30043              36-4301991
(State or other jurisdiction of   (Commission File         (IRS Employer
incorporation or organization)         Number)          Identification No.)



                        3333 Warrenville Road, Suite 800
                             Lisle, Illinois 60532
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (630) 799-7500


                              ____________________



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Item 5.   Other Events.

     On February 26, 2001, divine interVentures, inc. (the "Company") changed its name to divine, inc. Pursuant to a Certificate of Ownership and Merger, Divine Merger Sub, Inc., a wholly-owned subsidiary of the Company, merged with and into the Company, and upon the effectiveness of the merger, the name of the Company was changed to divine, inc.

     The class A common stock, par value $.001 per share, of divine continues to be traded on the Nasdaq National Market under the symbol "DVIN." The CUSIP number for divine's class A common stock has been changed to 255 402 109.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2001

                                       divine, inc.



                                       By:  /s/ Michael P. Cullinane
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                                            Michael P. Cullinane
                                            Executive Vice
                                            President, Chief
                                            Financial Officer, and Treasurer